UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 25, 2013

IGNITE RESTAURANT GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35549	94-3421359
(State or other jurisdiction of Company or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

9900 Westpark Drive, Suite 300, Houston, Texas	77063
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 366-7500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

Amendment to Credit Agreement

On October 25, 2013 (the “Closing Date”), Ignite Restaurant Group, Inc. (“we,” “us,” “our” or “the Company”) entered into a First Amendment Agreement (the “Amendment”) to our Amended and Restated Credit and Security Agreement dated April 9, 2013 (the “Credit Agreement”) with a syndicate of commercial banks and other financial institutions party, as lenders, KeyBank National Association, as joint lead arranger, joint book runner and administrative agent, Merrill Lynch, Pierce, Fenner & Smith Incorporated, as joint lead arranger and joint book runner and Bank of America, N.A., as syndication agent.

The Amendment:

•                  modifies the financial covenants such that (a) the Company’s leverage ratio, as described in the Credit Agreement, may not exceed (i) 6.25x through June 29,2014, (ii) 6.00x on June 30, 2014 through March 29, 2015, (iii) 5.75x on March 30, 2015 through September 27, 2015, (iv) 5.50x on September 28, 2015 through March 27, 2016, (v) 5.25x on March 28, 2016 through June 26, 2016, (vi) 5.00x on June 27, 2016 through September 25, 2016, and (vii) 4.75x on September 26, 2016 and thereafter, and (b) the Company’s fixed charge coverage ratio, as described in the Credit Agreement , may not be less than (i) 1.25x through September 28, 2014, (ii) 1.30x on September 29, 2014 through March 29, 2015, (iii) 1.35x on March 30, 2015 through September 27, 2015, (iv) 1.40x on September 28, 2015 through March 27, 2016, (v) 1.45x on March 28, 2016 through September 25, 2016, and (vi) 1.50x on September 26, 2016 and thereafter;

•                  amends the applicable margin for purposes of calculating the interest rate for borrowings under the Credit Agreement such that the margin is 4.5% on LIBOR based loans or 3.5% on Base Rate based loans as of the Closing Date and subject to adjustment thereafter based on our leverage ratio (as determined on a quarterly basis) with the margins ranging from 1.75% to 4.50% on LIBOR based loans and 0.75% to 3.50% on Base Rate based loans;

•                  amends the commitment fee rate such that it is 0.50% per annum as of the Closing Date and subject to adjustment thereafter based on our leverage ratio, with the rates ranging from 0.30% to 0.50%;

•                  amends the maximum leverage ratios applicable to our real property lease obligation covenant; and

•                  amends certain definitions and covenants with respect to the treatment of acquisitions and dispositions.

The foregoing description of the Amendment is a summary and is qualified in its entirety by reference to the Amendment, which the Company intends to file as an exhibit to its Quarterly Report on Form 10-Q for the quarter ended September 30, 2013.

2

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 31, 2013

IGNITE RESTAURANT GROUP, INC.

By:	/s/ Michael J. Dixon
Michael J. Dixon
President and Chief Financial Officer

3